FFMLT 2005-FF10
Credit Risk Manager Report
November 2005


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security. The Report is based upon information provided to Clayton Fixed Income Services Inc. by third parties and therefore Clayton Fixed Income Services Inc. cannot, and does not, warrant that the information contained in this Report is accurate or complete.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Table of Contents

Section One Executive Summary
Section Two Loan-Level Report
Section Three Prepayment Premium Analysis
Section Four  Analytics

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



Section One
Executive Summary

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


FFMLT 2005-FF10
Executive Summary
November 2005

Transaction Summary

Closing Date: 10/30/2005
Depositor: Structured Asset Securities Corporation
Trustee(s): U. S. Bank
Master Servicer: Aurora Loan Services Master Servicing
Servicer(s): National City Mortgage
Delinquency Reporting Method: OTS1

Collateral Summary
		Closing Date	10/31/2005 2	10/31/2005 as a
						Percentage of Closing Date
Collateral
Balance		$1,402,265,445	$1,396,575,174 99.59%
Loan Count 	5,566		5,551		99.73%

1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.
2 These figures are based upon information provided to Clayton Fixed Income Services Inc. by the servicers on a monthly basis.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Collateral Statistics
			Loan	Summed
			Count	Balance
First Payment Defaults 	0	$0
Early Payment Defaults* 0	$0
*A default that occurs on the second or third sheduled payment.

Prepayments
		Beginning  	        Percentage
Remittance 	Collateral Total	of Prepayment
Date		Balance	   Prepayments
11/25/2005 $1,401,899,229 $5,251,428	0.37

Prepayment Premium Analysis

During the 11/25/2005 remittance, four loans with active prepayment premiums were paid off. The servicer remitted premiums for all four loans and a total of $26,011 was remitted to the P Class.


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Section Two
Loan-Level Report


Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Loan-Level Report Definitions
 FICO : Represents the borrower's credit score at the time of securitization/origination.
Last Paid Date: Either the interest paid-through date or the last contractually due payment made by the borrower. Clayton Fixed Income Services Inc. uses this date to calculate delinquencies.
Valuation: Represents what is believed to be the most accurate known value of a property based on
Clayton Fixed Income Services Inc.'s internal formulas. Several value appraisals may exist for a believed to be the most accurate value according to these formulas is shown on the report. When no value is available, a valuation known as an "internal estimate" is calculated according to an internal formula that adjusts the original value of the property by the Housing Price Index (HPI) and a discount based on credit class.
Liquidation Date: Clayton Fixed Income Services Inc.'s internal estimate of the date on which the proceeds through foreclosure and REO. This date takes into consideration servicing and state foreclosure timelines, as well as an estimated REO marketing period.
Estimated Loss/(Gain): Clayton Fixed Income Services Inc.'s internal estimate of the loss (or gain) that experience if it liquidates on the Liquidation Date.
Delinquency Status: Indicates the monthly payment and delinquency history for an individual loan.
The right-most character specifies the last known delinquency status, according to the following:


C The contractually due payment arrived on time.
3 The contractually due payment had not arrived within thirty days. 6 The contractually due payment had not arrived within sixty days. 9 The contractually due payment had not arrived within ninety days. F The property is in the process of foreclosure.
R The property is real estate owned (REO).
0 The mortgage has either liquidated or been paid off.

Delinquency Method: The delinquencies for this security are calculated according to the OTS method: a current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month.

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.



FFMLT 2005-FF10 Loan-Level Report

Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO Loan Number  Next Due Dt.
First Pmt. *
1 C $49,410 7/1/2007 47.05% 7167893 $105,000
$104,753
Internal Estimate
09/30/2005
100%
131%
$105,000
$79,800
8/1/2005
11/1/2005
OH
616
Default Reason: (Unknown)
current on payment. 12/13/2005 This loan has been added to the Watchlist because it was originated as a 100 percent LTV. We will continue to monitor this loan to ensure the borrower remains
CA 9/1/2005 Internal Estimate $275,000 75% 18.03% 1 4/1/2007 $206,250 $37,196 C
7168225
$205,808 09/30/2005 98% $209,000 12/1/2005 682
Default Reason: (Unknown)
continue to monitor this high-risk loan to ensure the borrower stays current on payment.
1 C
12/13/2005 This loan has been added to the Watchlist because it was originated with no documentation for a cash-out refinance on an investment home. Clayton will
TX 10/1/2005 Internal Estimate 60% 5.27% $81,000 12/1/2006 $2,563 7168682
$48,600
$48,577 09/30/2005 79% $61,560 11/1/2005 570
Default Reason: (Unknown)
continue to monitor this high-risk loan to ensure the borrower stays current on payment.
1 C
12/13/2005 This loan has been added to the Watchlist because it was originated with no documentation for a cash-out refinance on an investment home. Clayton will
CA 10/1/2005 Internal Estimate 75% 20.87% $151,000 3/1/2007 $23,643 7168997
$113,250
$113,250 09/30/2005 99% $114,760 11/1/2005 677
Default Reason: (Unknown)
continue to monitor this high-risk loan to ensure the borrower stays current on payment.
1 C
12/13/2005 This loan has been added to the Watchlist because it was originated with no documentation for a cash-out refinance on an investment home. Clayton will
FL 10/1/2005 Internal Estimate 63% 3.32% $150,000 4/1/2007 $3,155 7169424
$95,000
$95,000 09/30/2005 83% $114,000 12/1/2005 665
Default Reason: (Unknown)
12/13/2005 This loan has been added to the Watchlist because it was originated with no documentation for a cash-out refinance on an investment home. Clayton will continue to monitor this high-risk loan to ensure the borrower stays current on payment.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.
FFMLT 2005-FF10 Loan-Level Report
Delinquency
Status
Mortgage Data Through: October 31, 2005
Watchlist
Orig Amount OLTV Lien
Group
Severity
MI Type
Liq. Date
Coverage Est (Gain)/Loss
Valuation
Valuation Date CLTV
Orig. Appr.
Current Value Current Bal
State
FICO Loan Number  Next Due Dt.
First Pmt. *
1 C $45,378 4/1/2007 22.96% 7170262 $197,600
$197,600
Internal Estimate
09/30/2005
80%
105%
$247,000
$187,720
10/1/2005
12/1/2005
CA
740
Default Reason: (Unknown)
continue to monitor this high-risk loan to ensure the borrower stays current on payment.
1 C
12/13/2005 This loan has been added to the Watchlist because it was originated with no documentation for a cash-out refinance on an investment home. Clayton will
CA 10/1/2005 Internal Estimate 80% 22.74% $465,000 3/1/2007 $84,608 7170512
$372,000
$372,000 09/30/2005 105% $353,400 11/1/2005 723
Default Reason: (Unknown)
continue to monitor this high-risk loan to ensure the borrower stays current on payment.
1 C
12/13/2005 This loan has been added to the Watchlist because it was originated with no documentation for a cash-out refinance on an investment home. Clayton will
CA 10/1/2005 Internal Estimate 59% -10.36% $506,000 3/1/2007 ($30,880) 7172070
$298,000
$296,491 09/30/2005 77% $384,560 11/1/2005 672
Default Reason: (Unknown)
12/13/2005 This loan has been added to the Watchlist because it was originated with no documentation for a cash-out refinance on an investment home. Clayton will continue to monitor this high-risk loan to ensure the borrower stays current on payment.
* The estimated loss includes estimated mortgage insurance proceeds where applicable.
Copyrigh 2005 Clayton Fixed Income Services Inc. All rights reserved.

Section Three
Prepayment Premium Analysis

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Reconciliation of Prepayment Premiums for FFMLT 2005-FF10
Mortgage Data Through: October 31, 2005

Section 1: Prepayment premiums remitted to the P Class by the trustee. This information is taken from the Statement to Certificateholders prepared by the trustee.

Trustee Remittance Date
Class 		25-Nov-05
P Class		$26,011

Section 2: Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Clayton by the servicers each month.

Trustee Remittance Date
Servicers	25-Nov-05
TOTAL		$26,011

Section 3: Reconciliation of the amounts remitted to the P Class by the trustee and the amount remitted by the servicers to the trustee.


Amount remitted to the P Class: $26,011
Amount remitted by servicers: 	$26,011
Difference: 			$0

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Aggregate Paid-Off Loans Report for FFMLT 2005-FF10
Mortgage Data Through: October 31, 2005

Trustee Remittance Date 	25-Nov-05
Loans with Active
Prepayment Flags
with Premiums Remitted (A) 	4
Loans without Prepayment
Flags with Premiums Remitted
Total Loans with
Premiums Remitted (B) 		0
Loans with Active
Prepayment Flags (C) 		4
Loans without Prepayment
Flags with Premiums Remitted
Subtotal (D) 			4
Premiums Remitted
for loans with
Active Prepayment Flags (A/C)	100.00%
Total Loans with Premiums
Remitted to the Subtotal (B/D) 	100.00%
Total Paid-Off Loans (E) 	15
Total Loans with Premiums
Remitted to the Total
Paid-Off Loans (B/E) 		26.67%

Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

Paid-Off Loans Exception Report for FFMLT 2005-FF10
Mortgage Data Through: October 31, 2005

Total Paid-Off Loans with Flags		4
Less Exceptions: 			0

Loans with Expired Prepayment
Clauses (as stated in the Note)* 	0

Loans that Contained a Clause Allowing
Prepayment Premiums to be Waived at the
Time of Liquidation* 			0

Loans that were Liquidated
out of REO status* 			0

Loans with Discrepancies between
the Data File and the Note* 		0

Defaulted Liquidated Loans that
Could Not Have Premiums Collected
because of
the Acceleration of the Debt* 		0

Loans that were Liquidated
Through Loss Mitigation Efforts* 	0

Total Paid-Off Loans with
Active Prepayment Flags (C) 		4
Other Exceptions:

Paid-Off Loans that Did Not
Have Premiums
Collected because of State Statutes	0

Paid-Off Loans with Active Prepayment
Flags that Did Not Have Not Premiums
Remitted 				0

* These categories are mutually exclusive.
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.


Loan Delinquency Origination PPP Exp. 	 Payoff PPP  	% of Premium
Number String   Date	     Flag Date Balance Remitted  to Payoff Balance

7169804	0	 7/29/2005   2	 7/29/2007 $41,780  $1,300 	3%
7171442	0	 8/11/2005   2	 8/11/2007 $182,839 $4,788 	3%
7167787	0	 7/22/2005   3	 7/22/2008 $489,820 $12,798 	3%
7167738	0	 8/4/2005    3	 8/4/2008 $252,625  $7,125 	3%



Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.




Section Four
Analytics
Copyright 2005 Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF10 FICO Distribution by Status
Mortgage Data Through: October 31, 2005
FICO	Delinquency	Percentage
540	Current	0.015
550	Current	0.034
560	Current	0.041
560	Paid Off	0.067
570	Current	0.051
580	Current	0.049
590	Current	0.036
600	Current	0.053
600	Paid Off	0.067
610	Current	0.074
620	Current	0.054
620	Paid Off	0.2
630	Current	0.049
630	Paid Off	0.067
640	Current	0.059
650	Current	0.067
650	Paid Off	0.067
660	Current	0.072
670	Current	0.057
680	Current	0.052
680	Paid Off	0.067
690	Current	0.044
690	Paid Off	0.067
700	Current	0.04
710	Current	0.035
720	Current	0.03
720	Paid Off	0.133
730	Current	0.021
740	Current	0.021
740	Paid Off	0.067
750	Current	0.014
750	Paid Off	0.067
760	Current	0.012
760	Paid Off	0.067
770	Current	0.011
770	Paid Off	0.067
780	Current	0.006
790	Current	0.003
800	Current	0.002
810	Current	0
820	Current	0

Status	# of Loans	Average	Std. Deviation
Current	5,551	642	57.339
Paid Off	15	674	65.206
Total:	5,566

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF10 Loan-to-Value Distribution by Status
Mortgage Data Through: October 31, 2005
LTV	Delinquency	Percentage
0.2	Current	0.002
0.3	Current	0.003
0.4	Current	0.007
0.5	Current	0.017
0.5	Paid Off	0.067
0.6	Current	0.033
0.7	Current	0.075
0.7	Paid Off	0.067
0.8	Current	0.617
0.8	Paid Off	0.4
0.9	Paid Off	0.4
0.9	Current	0.205
1	Paid Off	0.067
1	Current	0.042

Status	# of Loans	Average	Std. Deviation
Current	5,551	1.598	0.191
Paid Off	15	1.654	0.215
Total:	5,566

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF10 Balance Distribution by Status
Mortgage Data Through: October 31, 2005
Balance	Delinquency	Percentage
10000	Current	0
20000	Current	0
30000	Current	0.003
40000	Current	0.01
50000	Current	0.012
60000	Current	0.017
70000	Current	0.023
80000	Current	0.034
90000	Current	0.033
100000	Current	0.034
110000	Current	0.041
120000	Current	0.036
130000	Current	0.041
140000	Current	0.044
150000	Current	0.035
160000	Current	0.035
170000	Current	0.032
180000	Current	0.032
190000	Current	0.026
200000	Current	0.033
210000	Current	0.027
220000	Current	0.031
230000	Current	0.024
240000	Current	0.022
250000	Current	0.022
260000	Current	0.021
270000	Current	0.017
280000	Current	0.02
290000	Current	0.017
300000	Current	0.018
310000	Current	0.012
320000	Current	0.013
330000	Current	0.008
340000	Current	0.013
350000	Current	0.012
360000	Current	0.013
370000	Current	0.009
380000	Current	0.008
390000	Current	0.01
400000	Current	0.009
410000	Current	0.005
420000	Current	0.008
430000	Current	0.005
440000	Current	0.007
450000	Current	0.004
460000	Current	0.006
470000	Current	0.003
480000	Current	0.005
490000	Current	0.004
500000	Current	0.006
510000	Current	0.006
520000	Current	0.007
530000	Current	0.006
540000	Current	0.006
550000	Current	0.003
560000	Current	0.005
570000	Current	0.003
580000	Current	0.004
590000	Current	0.002
600000	Current	0.005
610000	Current	0.002
620000	Current	0.002
630000	Current	0.002
640000	Current	0.003
650000	Current	0.002
660000	Current	0.003
670000	Current	0.002
680000	Current	0.002
690000	Current	0.002
700000	Current	0.003
710000	Current	0
720000	Current	0.001
730000	Current	0.001
740000	Current	0.002
750000	Current	0.001
760000	Current	0.001
770000	Current	0.001
780000	Current	0.002
790000	Current	0
800000	Current	0.001
810000	Current	0
820000	Current	0.002
830000	Current	0
840000	Current	0.001
850000	Current	0.001
860000	Current	0
870000	Current	0.001
880000	Current	0.001
890000	Current	0.001
900000	Current	0.001
910000	Current	0
920000	Current	0.001
930000	Current	0.001
940000	Current	0.001
950000	Current	0
960000	Current	0.001
980000	Current	0.001
990000	Current	0
1000000	Current	0.001
1010000	Current	0
1020000	Current	0
1030000	Current	0
1040000	Current	0.001
1050000	Current	0.001
1080000	Current	0.001
1100000	Current	0.001
1110000	Current	0
1120000	Current	0
1140000	Current	0.001
1160000	Current	0
1180000	Current	0
1190000	Current	0
1200000	Current	0.001
1220000	Current	0
1240000	Current	0
1260000	Current	0.001
1280000	Current	0
1300000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	5,551	251,589.84	185,237.15
Total:	5,551

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF10 Mortgage Type Distribution by Status
Mortgage Data Through: October 31, 2005
Mortgage Type	Delinquency	Percentage
Investment Home	Current	0.028
Investment Home	Paid Off	0.2
Primary Home	Current	0.965
Primary Home	Paid Off	0.8
Second Home	Current	0.008

Mortgage Type	Loan Count	Total Balance	Avg. Balance	Std. Deviation
ARM	4,835	1,273,385,971.48	263,368.35	188,824.68
Fixed	731	123,189,203.01	168,521.48	135,056.94
Total:	5,566	1,396,575,174.49

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF10 Mortgage Term Distribution by Status
Mortgage Data Through: October 31, 2005
Mortgage Term	Delinquency	Percentage
180	Current	0.009
240	Current	0
360	Current	0.99
360	Paid Off	1

# of Loans	Other	120	180	240	360
5,566	0	0	51	2	5513

Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF10 Mortgage Purpose Distribution
Mortgage Data Through: October 31, 2005


Origination Statistics

Purpose		Number		Percentage

Cash-out
refinance	2,160		38.8%
Purchase	3,207		57.6%
Rate/term
refinance 	199		3.6%
Home
Improvement 	0		0.0%
Other		0		0.0%
Total		5,566		100%


Current Loans

Purpose		Number		Percentage

Cash-out
refinance 	2,157		38.9%
Purchase	3,195		57.6%
Rate/term
refinance 	199		3.6%
Home
Improvement 	0		0.0%
Other		0		0.0%
Total		5,551		100%


Delinquent Loans

Purpose		Number		Percentage	Purpose	Number	Percentage

Cash-out
refinance 	0		0.0%	Cash-out refinance 	3	20.0%
Purchase	0		0.0%	Purchase	12	80.0%
Rate/term
refinance 	0		0.0%	Rate/term refinance 	0	0.0%
Home
Improvement 	0		0.0%	Home Improvement 	0	0.0%
Other		0		0.0%	Other	0	0.0%
Total		0		100%	Total	15	100%


Paid Off Loans

Purpose		Number		Percentage

Cash-out
refinance 	3		20.0%
Purchase	12		80.0%
Rate/term
refinance 	0		0.0%
Home
Improvement 	0		0.0%
Other		0		0.0%
Total		15		100%



Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.

FFMLT 2005-FF10 Ownership Distribution by Status
Mortgage Data Through: October 31, 2005

Ownership Type	Delinquency	Percentage
Investment Home	Current		0.028
Investment Home	Paid Off	0.2
Primary Home	Current		0.965
Primary Home	Paid Off	0.8
Second Home	Current		0.008

Title		# of Loans
Investment Home	157
Primary Home	5,366
Second Home	43
Total:		5,566



Copyright 2005, Clayton Fixed Income Services Inc. All rights reserved.